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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                JANUARY 21, 2000

                                 MAIL.COM, INC.
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             (Exact name of registrant as specified in its charter)

        DELAWARE                         000-26371               13-3787073
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
      incorporation)                                         Identification No.)

                             11 BROADWAY, 6TH FLOOR
                               NEW YORK, NY 10004
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                    (Address of principal executive offices)

Registrant's telephone number, including area code               (212) 425-4200


                                       N/A
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           Former Name or Former Address, if Changed Since Last Report


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ITEM 5.  OTHER EVENTS

         On January 21, 2000, Mail.com, Inc. issued a press release announcing the pricing of its previously announced Rule 144A offering of Convertible Subordinated Notes. The press release is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits.

                  99.1 Press Release Dated January 21, 2000 Announcing Pricing of Mail.com, Inc.'s Convertible Subordinated Notes Offering.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 24, 2000

                                       MAIL.COM, INC.

                                       By:  /s/ Gary Millin
                                          ----------------------
                                          Gary Millin, President


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                                  EXHIBIT INDEX

Exhibit

99.1 Press Release Dated January 21, 2000 Announcing Pricing of Mail.com, Inc.'s Convertible Subordinated Notes Offering.